UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): November 8, 2016
SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-35471 (Commission file number)
27-4867100 (IRS Employer Identification No.)
1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices) (Zip Code)
(281) 258-4400 (Company's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2016, SAExploration Holdings, Inc. (the “Company”) entered into a First Amendment to Executive Employment Agreement (the “First Amendment”) with Ryan Abney (“Mr. Abney”), which amends the Executive Employment Agreement between Mr. Abney and the Company dated as of August 3, 2016 (the “Executive Employment Agreement,” and as amended by the First Amendment, the “Amended Employment Agreement”).

The Amended Employment Agreement appoints Mr. Abney, who previously served as Vice President - Capital Markets and Investor Relations, to the position of Vice President – Finance. The Amended Employment Agreement also provides Mr. Abney with an initial base salary of $215,000.00. As previously reported, commencing with the Company’s 2017 fiscal year, Mr. Abney’s base salary may be increased annually (but not decreased without his written consent) in the discretion of the Board of Directors.

The summary of the Amended Employment Agreement, set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the text of the Executive Employment Agreement, a copy of which was filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on August 9, 2016 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information in Item 5.02 is incorporated into this Item 1.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2016, the Company and Trisha Gerber (“Ms. Gerber”), who has served as the Company’s Chief Accounting Officer, mutually agreed to the termination of her Executive Employment Agreement with the Company dated as of September 29, 2014, following the change of control of the Company that occurred in connection with its comprehensive restructuring in July 2016, so that she may pursue other endeavors. The effective date of Ms. Gerber’s departure is November 10, 2016. Pursuant to her Executive Employment Agreement, in addition to her base salary and other amounts earned by her through her last day of her employment, certain severance benefits, including an amount equal to one year's base salary, provided that Ms. Gerber executes a release of claims. The provisions of Ms. Gerber’s Executive Employment Agreement that survive the termination, including the confidentiality provisions, shall continue as set forth in the Employment Agreement. Brent Whiteley, the Company’s Chief Financial Officer, General Counsel and Secretary, will perform the functions of principal accounting officer for the Company.

Item 8.01. Other Events.
On November 8, 2016, the Company issued a press release announcing a new project award in West Africa for seismic data acquisition services valued at approximately $35 million. The Company expects to initiate the project in late 2016 and complete it in the first quarter of 2017.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

You should refer to the risk factors from the Company’s Quarterly Report on Form 10-Q filed on November 4, 2016, for the period ended September 30, 2016, for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Executive Employment Agreement, dated November 10, 2016, by and between the Company and Ryan Abney.
10.2 99.1
Executive Employment Agreement, dated August 3, 2016, by and between the Company and Ryan Abney (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 9, 2016).

Press Release dated November 8, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 15, 2016                SAExploration Holdings, Inc.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Executive Employment Agreement, dated November 10, 2016, by and between the Company and Ryan Abney.
10.2 99.1
Executive Employment Agreement, dated August 3, 2016, by and between the Company and Ryan Abney (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 9, 2016).

Press Release dated November 8, 2016.

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